UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Skillsoft Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 2210
Nashua, NH 03062
(Address of principal executive offices) (zip code)

(603) 324-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 6, 2026 (the "Closing Date"), Skillsoft Corp., a Delaware corporation (“Skillsoft”), completed the sale (the “Transaction”) of all of the issued and outstanding limited liability company interests of Global Knowledge Training LLC, a Delaware limited liability company (the “Company,” and together with the Company’s direct and indirect subsidiaries, the “Transferred Companies”), pursuant to and upon the terms and subject to the conditions set forth in the previously-disclosed Sale and Purchase Agreement, dated May 20, 2026 (the “SPA”), by and between GK Holdings, Inc, a Delaware corporation and wholly-owned subsidiary of Skillsoft (“Seller”) and EHJob GP LLC, a Delaware limited liability company and affiliate of Enduring Ventures (“Purchaser”). The Transferred Companies operate Skillsoft’s former Global Knowledge business, which provides instructor-led training delivered both in-person and virtually.

Pursuant to the SPA, Purchaser acquired Skillsoft’s Global Knowledge business for consideration comprised of: (i) initial consideration of approximately $5.4 million (after the application of agreed adjustments based on the estimated working capital (including cash) and indebtedness of the Transferred Companies immediately prior to the Closing Date), which amount is subject to final adjustment in accordance with procedures set forth in the SPA; and (ii) commencing nine months after the Closing Date, deferred consideration of $10.0 million, less approximately $2.0 million related to long-term employee liabilities, payable in five equal quarterly installments, subject to certain off-set rights. The initial consideration was funded by a note issued by the Company to the Seller (the “Seller Note”), payable on July 31, 2026 (with $2.0 million of the principal amount extendable to October 31, 2026), secured by the Company’s cash and accounts receivable. The Purchaser’s obligation to pay the deferred consideration is guaranteed by the Company and secured by the Transferred Companies’ intellectual property rights. In the event of a sale, merger, recapitalization or similar transaction involving all or a material portion of the shares or the assets of the Transferred Companies on or before the third anniversary of the Closing Date, the Purchaser is obligated to pay 30% of the net sales proceeds or distributed sales proceeds of the transaction to the Seller.

The foregoing description of the SPA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the SPA, which was filed as Exhibit 2.1 to Skillsoft’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 21, 2026.

Unaudited pro forma financial information giving effect to the Transaction is filed herewith as Exhibit 99.1.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 6, 2026, Skillsoft issued a press release announcing the completion of the Transaction, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(b) Unaudited Pro Forma Condensed Financial Information.

The following unaudited pro forma condensed financial information of Skillsoft, giving effect to the Transaction, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

●	Unaudited pro forma condensed consolidated balance sheet of Skillsoft as of April 30, 2026
●	Unaudited pro forma condensed consolidated statements of operations of Skillsoft for the three months ended April 30, 2026 and for the fiscal years ended January 31, 2026, 2025 and 2024
●	Notes to unaudited pro forma condensed consolidated financial statements

(d) Exhibits.

Exhibit Number	Description
99.1	Skillsoft Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements.
99.2	Press Release, dated July 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K (including the press release furnished herewith) includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For all such statements, we claim the protection of the safe harbor for forward-looking statements provided by such sections and the Private Securities Litigation Reform Act of 1995, where applicable. All statements, other than statements of historical facts, are forward-looking statements, including, but not limited to, statements that address activities, events or developments that we expect or anticipate may occur in the future, including statements with respect to the anticipated benefits of the Transaction, the anticipated consideration and timing thereof, the Seller Note, expectations regarding maintenance of a strategic partnership with the Company and the ability of Skillsoft customers to access instructor-led training offerings pursuant thereto, our product development and planning, our pipeline, future capital expenditures and capital allocation, including with respect to Skillsoft’s core AI-native skills management platform, our ability to successfully implement our plans, strategies, and objectives, and our expectations and intentions. Forward-looking statements may, without limitation, be preceded by, followed by, or include words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “contemplate,” “continue,” “project,” “forecast,” “seek,” “outlook,” “target,” “goal,” “objective,” “potential,” “possible,” “probably,” or similar expressions, employ such future or conditional verbs as “may,” “might,” “will,” “could,” “should,” or “would,” or may otherwise be indicated as forward-looking statements by grammatical construction, phrasing or context. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. All forward-looking disclosures are speculative by their nature, and we caution you against unduly relying on these forward-looking statements.

Factors, many of which are beyond our control, that could cause or contribute to such differences include those described under “Part I - Item 1A. Risk Factors” and “Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”)” in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (“2026 Form 10-K”), as well as “Part II – Item 1A. Risk Factors and Item 7. MD&A” in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2026. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in the 2026 Form 10-K, in this report and in our other filings with the SEC. The forward-looking statements contained in this report represent our estimates only as of the date of this report and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements, or otherwise, except as required by law. You are advised, however, to review any further factors and risks we describe in reports we file from time to time with the SEC after the date hereof. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this report, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

All forward-looking statements contained herein are expressly qualified in their entirety by the foregoing cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2026

SKILLSOFT CORP.

By:	/s/ Ronald W. Kisling
Ronald W. Kisling Chief Financial Officer